Exhibit 10.2
EXECUTION VERSION

Fourth Agreement Regarding Amendments

This FOURTH AGREEMENT REGARDING AMENDMENTS, dated as of May 1, 2020 (this “Agreement”), among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto, COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, and the Lenders and Voting Participants under the Credit Agreement defined below that have executed this Agreement. Unless otherwise defined herein or the context otherwise requires, terms used herein shall have the meaning provided in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Lenders and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has given the Administrative Agent prior notice under Section 3.1.1(b) of the Credit Agreement that it wishes to voluntarily and permanently reduce the unused amount of the Multi-Draw Term Loan Commitment by $50,000,000 (the “MDTLC Reduction”) as of the date first written above and prior to or concurrent with the Amendment Effective Date; and

WHEREAS, the parties hereto have agreed to certain amendments to the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows.

ARTICLE I

Multi-Draw Term Loan Commitment Reduction

As per the prior notice from the Borrower to the Administrative Agent, delivered in accordance with Section 3.1.1(b) of the Credit Agreement, as of the date first written above and prior to or concurrent with the Amendment Effective Date, the Multi-Draw Term Loan Commitment is permanently reduced by $50,000,000. For the convenience of the parties, a conformed copy of Schedule II to the Credit Agreement reflecting this reduction has been attached hereto.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Exhibit 10.2
Effective as of the Amendment Effective Date (as defined below in Article VI of this Agreement), the parties hereto hereby agree to amend the Credit Agreement as follows:

SECTION 2.1  The definition of “Minimum Liquidity Balance” set forth in Section 1.1 is hereby deleted.

SECTION 2.2  Clause (b) of the definition of “Permitted Joint Venture Investment Documentation” set forth in Section 1.1 is hereby amended and restated in its entirety as follows:

(b) if requested by the Administrative Agent in its sole discretion, calculations set forth in the Permitted Joint Venture Investment Certificate evidencing that before and after giving Pro Forma Effect to the Loan Party’s Investment in such Permitted Joint Venture, (A) the Loan to Value Ratio does not exceed the applicable maximum percentage set forth in Section 7.2.5(a)(vii), and (B) no Default or Event of Default shall have occurred and be continuing or would be reasonably expected to result therefrom;

SECTION 2.3  Section 7.2.4(a) is hereby amended and restated in its entirety as follows:

[Reserved].

SECTION 2.4  Section 7.2.4(c) is hereby amended and restated in its entirety as follows:

The Loan to Value Ratio may not exceed 50% at any time.

SECTION 2.5  Section 7.2.5(a)(vii) is hereby amended and restated in its entirety as follows:

(vii) Investments by a Loan Party from time to time in Permitted Joint Ventures, provided, that (A) after giving Pro Forma Effect to such Investment, the Loan to Value Ratio does not exceed 45% (or, with respect to Investments made from and after May 1, 2020 and on or prior to December 31, 2020 in Permitted Joint Ventures existing as of May 1, 2020, 47.5%), (B) the Borrower shall deliver to the Administrative Agent the Permitted Joint Venture Investment Documentation which shall evidence, among other things, that (1) no Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to such Investment, (2) all of the representations and warranties contained in this Agreement and in the other Loan Documents shall be true and correct in all material respects with the same effect as if then made, provided that such representations and warranties (I) that relate solely to an earlier date shall be true and correct as of such earlier date and (II) shall be true and correct in all respects if they are qualified by a materiality standard, and (C) at least five (5) Business Days prior to the Loan Party’s Investment in such Permitted Joint Venture, the Lenders shall have received all documentation and other information requested by (or on

Exhibit 10.2
behalf of) any Lender in order to comply with requirements of Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions;

SECTION 2.6  Clause (y) of Section 7.2.6 is hereby amended and restated in its entirety as follows:

(y) CatchMark Timber may make dividends, distributions and other payments to (1) its shareholders (including pursuant to a repurchase of any of its Equity Interests) and (2) the employees, officers or directors of any Loan Party in accordance with that certain CatchMark Timber Trust, Inc. 2017 Incentive Plan or any substantially similar successor plan (the “CatchMark Timber Incentive Plan”) and the Borrower may make dividends, distributions and other payments (including pursuant to a redemption of any of its Equity Interests) to the employees, officers or directors of any Loan Party holding “LTIP Units” and “Common Units” issued in connection with the conversion of “LTIP Units” in accordance with that certain CatchMark Timber Trust, Inc. LTI Program Plan, a subplan of the CatchMark Timber Incentive Plan) (the “LTIP Plan”); provided that, in each case, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result therefrom; and

SECTION 2.7  Exhibit E is hereby amended and restated in the form attached hereto as Exhibit E.

SECTION 2.8  Exhibit I is hereby amended and restated in the form attached hereto as Exhibit I.

ARTICLE III
[Reserved]

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to agree to the amendments in Articles II, each Loan Party hereby jointly and severally (a) represents and warrants that as of the date hereof and as of the Amendment Effective Date (i) it has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms, and this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) each of the representations and warranties contained in the Credit Agreement and in the other Loan Documents, in each case, after giving effect to the amendments described in this Agreement, is true and correct in all material respects as if made on the date hereof; provided, that such representations and warranties (A) that relate solely to an earlier date are true and correct as of such earlier date and (B) are true and correct in all respects if they are qualified by a materiality standard, (iii) no Default or Event of Default has occurred and is continuing or would be

Exhibit 10.2
reasonably expected to result after giving effect to the amendments described in this Agreement, (iv) there are no Material Governmental Approvals required in connection with the execution, delivery or performance by any of the Loan Parties of this Agreement or the transactions contemplated hereby, and (v) there are no required consents or approvals of any Person necessary to effect this Agreement or the transactions contemplated hereby other than those that have been obtained and are in full force and effect, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default.

ARTICLE V

ACKNOWLEDGMENT OF LOAN PARTIES

Each of the Loan Parties consents to the terms and conditions of this Agreement and the transactions contemplated hereby and affirms and confirms that (a) all of its respective obligations under the Credit Agreement (including the Guaranty) and the other Loan Documents (in each case, as modified by this Agreement) are and shall continue to be, in full force and effect and shall accrue to the benefit of the Lender Parties to guarantee the Obligations (as modified by this Agreement), and (b) all of the Liens granted to the Administrative Agent under the Security Agreement, the Pledge Agreement, and the other Loan Documents are and shall continue to be, in full force and effect to secure the Obligations (as modified by this Agreement).

ARTICLE VI

CONDITIONS TO EFFECTIVENESS

This Agreement shall become effective on such date (herein called the “Amendment Effective Date”) when each of the following conditions shall have been met:

SECTION 6.1   Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders.

SECTION 6.2  No Default. No Default or Event of Default has occurred and is continuing.

SECTION 6.3  Representations and Warranties. The representations and warranties in Article IV of this Agreement are true and correct as of the Amendment Effective Date.

SECTION 6.4  Amendment Fees. The Administrative Agent shall have received for its own account, and for the account of each Lender and Voting Participant all fees, costs and expenses due and payable pursuant to that certain Fee Letter, dated as of the date hereof, including, without limitation, an upfront fee for the account of each Lender and Voting Participant, who has executed and electronically delivered its counterpart to this Amendment to the Administrative Agent on or before the time and day specified by the Administrative Agent.

Exhibit 10.2

ARTICLE VII
MISCELLANEOUS

SECTION 7.1  Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 7.2 Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as otherwise specified herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 7.3  Limitation of Agreement. The modifications set forth herein shall be limited precisely as provided for herein and, except as expressly set forth herein, shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any other Loan Document. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 7.4  Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.5  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 7.6  Further Assurances. In furtherance of the foregoing, each Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement.

SECTION 7.7  GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT

Exhibit 10.2
CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

[Signatures on following page.]

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWER:
CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez_________________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS, LLC
By: Forest Resource Consultants, Inc., as Manager

By: /s/ David T. Foil
Name: David T. Foil
Title: President

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TIMBER TRUST, INC.

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

TIMBERLANDS II, LLC
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TIMBER TRS, INC.

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK HBU, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS GP, LLC

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

 By: /s/ Ursula Godoy-Arbelaez______
 Name: Ursula Godoy-Arbelaez
 Title: Chief Financial Officer, Senior
 Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS, L.P.

By: CATCHMARK TEXAS TIMBERLANDS GP, LLC, as General Partner

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: /s/ Ursula Godoy-Arbelaez______
  Name: Ursula Godoy-Arbelaez
  Title: Chief Financial Officer, Senior
  Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS INVESTMENTS, LLC

By: CATCHMARK TIMBER TRS, INC., as sole Member

   By: /s/ Ursula Godoy-Arbelaez______________
   Name: Ursula Godoy-Arbelaez
  Title: Chief Financial Officer, Senior
 Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS MANAGEMENT, LLC

By: CATCHMARK TIMBER TRS, INC., as sole Member

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS II, LLC

By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager

By: /s/ Brent J. Keefer
Name: Brent J. Keefer
Title: Chief Executive Officer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTHERN HOLDINGS II GP, LLC

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTHERN TIMBERLANDS II, L.P.

By: CATCHMARK SOUTHERN HOLDINGS II GP,
LLC, as General Partner

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: /s/ Ursula Godoy-Arbelaez________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: /s/ Ursula Godoy-Arbelaez______
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK LP HOLDER, LLC

By: CATCHMARK TIMBER TRUST, INC., as sole Member

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CREEK PINE HOLDINGS, LLC

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS CREEK MANAGEMENT, LLC

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

TRIPLE T GP, LLC

By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CTT EMPLOYEE, LLC

By: /s/ Ursula Godoy-Arbelaez__________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

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ADMINISTRATIVE AGENT:

COBANK, ACB,
as Administrative Agent

By: /s/ Michael Tousignant
Name: Michael Tousignant
Title: Managing Director

Exhibit 10.2

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Lenders:

COBANK, FCB
as a Lender

By: /s/ Michael Tousignant_______________
Name: Michael Tousignant
Title: Managing Director

Exhibit 10.2

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COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH), as a Lender

By: /s/ Sarah Fleet___________________
Name: Sarah Fleet
Title: Executive Director

By: /s/ Hunter Odom_________________
Name: Hunter Odom
Title: Vice President

Exhibit 10.2

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METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation

By: MetLife Investment Management, LLC
Its investment manager

By: /s/ J. Matthew Landreth______
Name: J. Matthew Landreth
Title: Authorized Signatory and Director

Exhibit 10.2

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VOTING PARTICIPANTS (pursuant to
Section 11.11(d)):

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By: /s/ Eric Estey_________________________
Name: Eric Estey
Title: VP

Exhibit 10.2

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AMERICAN AGCREDIT, FLCA, as a Voting Participant

By: /s/ Janice T. Thede_____________________
Name: Janice T. Thede
Title: Vice President

Exhibit 10.2

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FARM CREDIT WEST, FLCA, as a Voting Participant

By: /s/ Pete Huffine______________________
Name: Pete Huffine
Title: SVP, Chief Lending Officer

Exhibit 10.2

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AGCOUNTRY FARM CREDIT SERVICES, FLCA (f/k/a FCS COMMERCIAL FINANCE GROUP, for AGCOUNTRY FARM CREDIT SERVICES, FLCA), as a Voting Participant

By: /s/ Lisa Caswell_______________________
Name: Lisa Caswell
Title: Vice President

Exhibit 10.2

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AGFIRST FARM CREDIT BANK, as a Voting Participant

By: /s/ J. Michael Mancini, Jr. ________________
Name: J. Michael Mancini, Jr.
Title: V.P.

Exhibit 10.2

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FARM CREDIT EAST, ACA, as a Voting Participant

By: /s/ Eric W. Pohlman_________________
Name: Eric W Pohlman
Title: Vice President

Exhibit 10.2

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: /s/ Kaylee Semprimoznik________________
Name: Kaylee Semprimoznik
Title: Relationship Manager/AVP

Exhibit 10.2

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COMPEER FINANCIAL, FLCA, as a Voting Participant

By: /s/ Lee Fuchs__________________________
Name: Lee Fuchs
Title: Director, Capital Markets

Exhibit 10.2

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FARM CREDIT MID-AMERICA, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA, as a Voting Participant

By: /s/ Tabitha Hamilton_______________________
Name: Tabitha Hamilton
Title: Vice President Food and Agribusiness

Exhibit 10.2

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GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: /s/ Shane Prichard_______________________
Name: Shane Prichard
Title: Vice President Capital Markets

Exhibit 10.2

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FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant

By: /s/ Robert Herrick______________________
Name: Robert Herrick
Title: Director Capital Markets

Exhibit 10.2

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FARM CREDIT OF FLORIDA, FLCA, as a Voting Participant

By: /s/ Jennifer Dueboay___________________
Name: Jennifer Dueboay
Title: Capital Markets Administrator

Exhibit 10.2

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AGCREDIT PCA, ACA and FLCA, as a Voting Participant

By: /s/ Daniel E. Ebert_______________________
Name: Daniel E. Ebert
Title: COO

Exhibit 10.2

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FARM CREDIT OF CENTRAL FLORIDA ACA, PCA and FLCA, as a Voting Participant

By: /s/ D. Scott Fontenot_____________________
Name: D. Scott Fontenot
Title: EVP/COO

Exhibit 10.2

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AGCHOICE FARM CREDIT, FLCA, as a Voting Participant

By: /s/ William Frailey______________________
Name: William Frailey
Title: Vice President

Exhibit 10.2

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MIDATLANTIC FARM CREDIT, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA, as a Voting Participant

By: /s/ James F. Jones, Jr.___________________
Name: James F. Jones, Jr.
Title: Vice-President

Exhibit 10.2

SCHEDULE II - Loans, Commitment Amounts And Percentages

EXHIBIT E - Form of Compliance Certificate

EXHIBIT I - Form of Permitted Joint Venture Investment Certificate